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                                                                   EXHIBIT 10(a)


                        AMENDMENT NO. 2 dated as of July 30, 2002 to the Amended
            and Restated Credit Agreement dated as of July 10, 2001 (as amended, restated or otherwise modified from time to time, the "CREDIT AGREEMENT") among Sotheby's Holdings, Inc., a Michigan corporation ("HOLDINGS"), Sotheby's, Inc., a New York corporation, Oatshare Limited, a company registered in England, Sotheby's, a company registered in England, Sotheby's Global Trading GmbH, a company organized in Switzerland (each referred to individually as a "BORROWER" and collectively as the "BORROWERS"); the lenders from time to time party thereto (the "LENDERS"); and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), a New York banking corporation, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Lenders and as the issuing bank.

            WHEREAS, the Borrowers are currently contemplating the sale of the property subject to the Lien of the Chicago Mortgage (the "CHICAGO PROPERTY") to a buyer to be determined for approximately $3,000,000 and have requested that the Chicago Property be released from the Lien of the Collateral Agent upon such sale;

            WHEREAS, the Borrowers have requested that the Lenders approve certain amendments to the Credit Agreement;

            WHEREAS, the Borrowers have indicated that, concurrent with the effectiveness of this Amendment, certain of the Borrowers will prepay Term Loans in an aggregate principal amount of $30,000,000;

            WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendment to the Credit Agreement;

            NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and the undersigned Lenders hereby agree as follows:

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            SECTION 1. DEFINED TERMS. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

            SECTION 2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, effective as of the Amendment Effective Date (as defined in Section 6), as follows:

            (a) AMENDMENT OF SECTION 1.01. (i) The definition of "CHICAGO MORTGAGE" is hereby deleted in its entirety.

            (ii) The definition of "MORTGAGE" is hereby amended by removing the reference therein to ", the Chicago Mortgage".

            (iii) The definition of "MORTGAGED PROPERTY" is hereby amended by removing the reference therein to ", the property subject to the Chicago Mortgage".

            (iv) The definition of "REVOLVING MATURITY DATE" is hereby amended by replacing the reference therein to "August 11, 2002" with a reference to "February 11, 2003".

            (v) The definition of "TERM MATURITY DATE" is hereby amended by replacing the reference therein to "August 11, 2002" with a reference to "February 11, 2003".

            (b) AMENDMENT OF SECTION 2.08. (i) Each reference in Section 2.08(a) to "3.00" is hereby replaced with a reference to "3.50".

            (ii) Each reference in Section 2.08(b) to "2.00" is hereby replaced with a reference to "2.50".

            (c) AMENDMENT OF SECTION 3.14. Paragraph (d) of Section 3.14 is hereby amended and restated in its entirety as follows:

            "(d) The York Avenue Mortgage is, and the other Mortgages when executed and delivered will be, effective to create in favor of the Collateral Agent legal, valid and enforceable Liens on all right, title and interest of the grantors thereunder in and to the Mortgaged Properties and the proceeds thereof, and the York Avenue Mortgage constitutes, and the other Mortgages when filed in the appropriate offices will constitute, perfected first priority Liens on and security interests in, all right, title and interest of such grantors in and to the Mortgaged


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      Properties and the proceeds thereof, subject only to Liens existing on the date hereof and expressly permitted by Section 6.01."

            (d) AMENDMENT OF SECTION 6.08. Section 6.08 is hereby amended and restated in its entirety as follows:

            "SECTION 6.08. ADJUSTED CONSOLIDATED NET WORTH. Permit Adjusted Consolidated Net Worth to be less than $160,000,000 on or prior to December 30, 2002 or less than $175,000,000 on and after December 31, 2002."

            SECTION 3. RELEASE OF CHICAGO PROPERTY. The undersigned Lenders hereby instruct the Collateral Agent to release the Chicago Property from the Lien of the Chicago Mortgage upon the sale of such property.

            SECTION 4. PREPAYMENT OF TERM LOANS. The Borrowers hereby acknowledge and agree that certain of the Borrowers have provided the Administrative Agent with a notice of prepayment of Term Loans pursuant to
Section 2.12 of the Credit Agreement, which notices indicate that Term Loans in an aggregate principal amount of $30,000,000 shall be prepaid concurrent with the effectiveness of this Amendment.

            SECTION 5. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment, each of the Borrowers represents and warrants to each of the Lenders and the Administrative Agent that, as of the Amendment Effective Date:

            (a) this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms;

            (b) after giving effect to this Amendment, the representations and warranties of each of the Borrowers set forth in the Loan Documents are true and correct on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except for representations and warranties that expressly relate to an earlier date, which representations and warranties were true and correct as of such earlier date; and

            (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.


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            SECTION 6. EFFECTIVENESS. This Amendment shall become effective on
August 12, 2002 (the "AMENDMENT EFFECTIVE DATE"), provided that each of the following conditions is satisfied:

            (a) The Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrowers and each of the Lenders.

            (b) The Administrative Agent shall have received all amounts due and payable by the Borrowers under the Credit Agreement on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees and disbursements of Cravath, Swaine & Moore, counsel to the Administrative Agent).

            (c) The Borrowers shall have prepaid Term Loans in an aggregate principal amount of $30,000,000 pursuant to the terms of Section 2.12 of the Credit Agreement.

            (d) Each Lender shall have received an amendment fee in an amount equal to 0.50% of the Revolving Commitment and outstanding Term Loans of such Lender after giving effect to the prepayment of Term Loans referred to in
Section 4 hereof.

Notwithstanding anything contained in this Amendment or any other Loan Document to the contrary, the amendments set forth in Sections 2(a)(i), 2(a)(ii), 2(a)(iii) and 2(c) shall become effective on the first date upon which each of the conditions set forth in paragraphs (a)-(d) of this Section 6 is satisfied and on which the sale of the Chicago Property is consummated.

            SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            SECTION 8. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, amend or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any party to any Loan Document to a


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consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement, as amended hereby. This Amendment shall constitute a "LOAN DOCUMENT" for all purposes of the Credit Agreement and the other Loan Documents.

            SECTION 9. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which when so executed and delivered shall constitute an original, but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 10. COSTS AND EXPENSES. Holdings agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

            SECTION 11. HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.


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            IN WITNESS WHEREOF, the Borrowers and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                                    SOTHEBY'S HOLDINGS, INC.,

                                      by  /s/ William S. Sheridan
                                          ------------------------
                                          Name:   William S. Sheridan
                                          Title:  Executive Vice President
                                                  and Chief Financial Officer


                                    SOTHEBY'S, INC.,

                                      by  /s/ William S. Sheridan
                                          ------------------------
                                          Name: William S. Sheridan


                                    OATSHARE LIMITED,

                                      by  /s/ William S. Sheridan
                                          ------------------------
                                          Name: William S. Sheridan



                                    SOTHEBY'S,

                                      by  /s/ William S. Sheridan
                                          ------------------------
                                          Name: William S. Sheridan



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                                    SOTHEBY'S GLOBAL TRADING GmbH,

                                      by  /s/ Robert C. Wolcott
                                          ------------------------
                                          Name:  Robert C. Wolcott
                                          Title: Senior Vice President

                                      by  /s/ Michael L. Gillis
                                          ------------------------
                                          Name:  Michael L. Gillis
                                          Title: Senior Vice President,
                                                 Controller and Chief
                                                 Accounting Officer


                                    JPMORGAN CHASE BANK (F/K/A THE
                                    CHASE MANHATTAN BANK),
                                    individually and as Administrative
                                    Agent,

                                      by  /s/ Teri Streusand
                                          ------------------------
                                          Name:  Teri Streusand
                                          Title: Vice President



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                                    SIGNATURE PAGE TO AMENDMENT NO. 2
                                    DATED AS OF JULY 30, 2002 TO THE
                                    SOTHEBY'S AMENDED AND RESTATED
                                    CREDIT AGREEMENT


                                    Name of Institution: HSBC BANK PLC


                                      by  /s/ Paul Hagger
                                          ------------------------
                                          Name:  Paul Hagger
                                          Title: Business Banking
                                                 Manager


                                    Name of Institution: COMERICA BANK


                                      by  /s/ Dan M. Roman
                                          ------------------------
                                          Name:  Dan M. Roman
                                          Title: First Vice President


                                    Name of Institution: BATTERY PARK,
                                    CDO LIMITED


                                      by  /s/ Richard W. Stewart
                                          ------------------------
                                          Name: Richard W. Stewart
                                          Title: Director


                                    Name of Institution: CLYDESDALE
                                    CLO 2001-1, LTD


                                      by  /s/ Richard W. Stewart
                                          ------------------------
                                          Name: Richard W. Stewart
                                          Title: Director



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                                    Name of Institution: NOMURA BOND AND LOAN
                                    FUND

                                          By: UFJ Trust Company of New York as
                                          Trustee

                                          By: Nomura Corporate Research and
                                          Asset Management, Inc.
                                          Attorney in Fact

                                      by  /s/ Richard W. Stewart
                                          ------------------------
                                          Name: Richard W. Stewart
                                          Title: Director


                                    Name of Institution: KATONAH II, LTD


                                      by  /s/ Ralph Della Rocca
                                          ------------------------
                                          Name: Ralph Della Rocca
                                          Title: Authorized Officer, Katonah
                                          Capital, L.L.C. as Manager



                                    Name of Institution: FRANKLIN
                                    FLOATING RATE TRUST


                                      by  /s/ Richard D'Addario
                                          ------------------------
                                          Name: Richard D'Addario
                                          Title: Senior Vice President



                                       9
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                                    Name of Institution: FRANKLIN
                                    FLOATING RATE MASTER SERVICES


                                      by  /s/ Richard D'Addario
                                          ------------------------
                                          Name: Richard D'Addario
                                          Title: Senior Vice President



                                    Name of Institution: FRANKLIN
                                    FLOATING RATE DAILY ACCESS FUND


                                      by  /s/ Richard D'Addario
                                          ------------------------
                                          Name: Richard D'Addario
                                          Title: Senior Vice President


                                    Name of Institution: FRANKLIN CLO I, LTD


                                      by  /s/ Richard D'Addario
                                          ------------------------
                                          Name: Richard D'Addario
                                          Title: Senior Vice President


                                    Name of Institution: FRANKLIN CLO II, LTD


                                      by  /s/ Richard D'Addario
                                          ------------------------
                                          Name: Richard D'Addario
                                          Title: Senior Vice President



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                                    Name of Institution: FRANKLIN CLO III, LTD


                                      by  /s/ Richard D'Addario
                                          ------------------------
                                          Name: Richard D'Addario
                                          Title: Senior Vice President



                                    Name of Institution: HELLER FINANCIAL, INC.


                                      by  /s/ W. Jerome McDermott
                                          ------------------------
                                          Name: W. Jerome McDermott
                                          Title: Duly Authorized
                                          Signatory


                                    Name of Institution: GENERAL
                                    ELECTRIC CAPITAL CORPORATION


                                      by  /s/ Gregory Hong
                                          ------------------------
                                          Name: Gregory Hong
                                          Title: Duly Authorized
                                          Signatory


                                    Name of Institution: BLACK DIAMOND
                                    CLO 2000-1 LTD


                                      by  /s/ Alan Corkish
                                          ------------------------
                                          Name: Alan Corkish
                                          Title: Director



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                                    Name of Institution: BLACK DIAMOND
                                    INTERNATIONAL FUNDING, LTD


                                      by  /s/ Alan Corkish
                                          ------------------------
                                          Name: Alan Corkish
                                          Title: Director


                                    Name of Institution: DAVID L.
                                    BABSON & COMPANY, INC. AS
                                    COLLATERAL MANAGER FOR ELC
                                    (CAYMAN)LTD. 1999-II


                                      by  /s/ John W. Stelwagon
                                          ------------------------
                                          Name: John W. Stelwagon
                                          Title: Managing Director


                                    Name of Institution: THE BANK OF
                                    NOVA SCOTIA


                                      by  /s/ K.C. Clark
                                          ------------------------
                                          Name: K.C. Clark
                                          Title: Managing Director


                                    Name of Institution: LONG LANE
                                    MASTER TRUST IV

                                          By: Fleet National Bank as
                                         Trust Administrator

                                      by  /s/ Kevin Kearns
                                          ------------------------
                                          Name: Kevin Kearns
                                          Title: Managing Director

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                                    Name of Institution: CANADIAN
                                    IMPERIAL BANK OF COMMERCE


                                      by  /s/ Stephanie Devane
                                          ------------------------
                                          Name: Stephanie Devane
                                          Title: Authorized Signatory


                                    Name of Institution: THE BANK OF NEW YORK


                                      by  /s/ Roger Grossman
                                          ------------------------
                                          Name: Roger A. Grossman
                                          Title: Vice President


                                    Name of Institution: SENIOR DEBT PORTFOLIO

                                          By: Boston Management and
                                          Research as Investment Advisor

                                      by  /s/ Barbara Campbell
                                          ------------------------
                                          Name: Barbara Campbell
                                          Title: Vice President


                                    Name of Institution: EATON VANCE
                                    SENIOR INCOME TRUST

                                          By: Eaton Vance Management as
                                          Investment Advisor

                                      by  /s/ Barbara Campbell
                                          ------------------------
                                          Name: Barbara Campbell
                                          Title: Vice President

                                    Name of Institution: EATON VANCE
                                    INSTITUTIONAL SENIOR LOAN FUND

                                          By: Eaton Vance Management as
                                          Investment Advisor

                                      by  /s/ Barbara Campbell
                                          ------------------------
                                          Name: Barbara Campbell
                                          Title: Vice President


                                    Name of Institution: OXFORD
                                    STRATEGIC INCOME FUND

                                          By: Eaton Vance Management as
                                          Investment Advisor

                                      by  /s/ Barbara Campbell
                                          ------------------------
                                          Name: Barbara Campbell
                                          Title: Vice President


                                    Name of Institution: EATON VANCE
                                    CDO III, LTD

                                          By: Eaton Vance Management as
                                          Investment Advisor

                                      by  /s/ Barbara Campbell
                                          ------------------------
                                          Name: Barbara Campbell
                                          Title: Vice President


                                    Name of Institution: GRAYSON & CO.

                                          By: Boston Management and
                                          Research as Investment Advisor

                                      by  /s/ Barbara Campbell
                                          ------------------------
                                          Name: Barbara Campbell
                                          Title: Vice President

                                    Name of Institution: EATON VANCE
                                    CDO IV, LTD

                                          By: Eaton Vance Management as
                                          Investment Advisor

                                      by  /s/ Barbara Campbell
                                          ------------------------
                                          Name: Barbara Campbell
                                          Title: Vice President


                                    Name of Institution: FIRST
                                    DOMINION FUNDING, I


                                      by  /s/ Andrew H. Marshak
                                          ------------------------
                                          Name: Andrew H. Marshak
                                          Title: Authorized Signatory


                                    Name of Institution: FIRST
                                    DOMINION FUNDING, II


                                      by  /s/ Andrew H. Marshak
                                          ------------------------
                                          Name: Andrew H. Marshak
                                          Title: Authorized Signatory


                                    Name of Institution: FIRST
                                    DOMINION FUNDING, III


                                      by  /s/ Andrew H. Marshak
                                          ------------------------
                                          Name: Andrew H. Marshak
                                          Title: Authorized Signatory

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                                    Name of Institution: CSAM FUNDING II


                                      by  /s/ Andrew H. Marshak
                                          ------------------------
                                          Name: Andrew H. Marshak
                                          Title: Authorized Signatory























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